UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): May 12, 2004
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                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

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      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item No.5     Press release dated 12 May 2004 - Re: Senior Notes

                                                                Press enquiries:
                   David Beck, tel: 0207 306 1490; email: david.beck@marconi.com

                                                             Investor enquiries:
             Heather Green, tel: 0207 306 1735; email: heather.green@marconi.com



                            MARCONI CORPORATION PLC
                                   HOLDING IN
                  8% GUARANTEED SENIOR SECURED NOTES DUE 2008
                             CUSIP No. : G58129AA8
                            ISIN No. : XS0166109412
              Cancellation of previously repurchased Senior Notes


London - 12 May 2004 - Marconi Corporation plc (London: MONI and Nasdaq: MRCIY) today announces that, in accordance with the terms of the Group's Secured Notes, it has cancelled its holdings in the Senior Secured Notes, which are a result of repurchases previously announced on 11 March, 12 March and 31 March 2004.

As a result of this cancellation, the original issue amount of $717,139,584 of the Senior Notes has been reduced by $107,161,319 to $609,978,265. The pool factor that has applied since the partial redemption that occurred on 22 April 2004 remains unchanged at 27.0414793%.

Any queries in respect of payment, pool factor or related matters should be directed to Emma Wilkes or Alison Mitchell at Bank of New York on (+44) 20 7964 7662/6402, who are the Registrar, the Depositary and the Paying Agent.



ENDS/...


About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange (MONI) and on Nasdaq (MRCIY).

Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.


This Press Release contains certain statements that are not historical facts, including statements about Marconi's expectations and beliefs and statements with respect to its business plan and other objectives. Such statements are forward-looking statements. These statements typically contain words such as "intends", "expects", "anticipates", "estimates" and words of similar import. Undue reliance should not be placed on such statements, which are based on Marconi's current plans, estimates, projections and assumptions. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances which may occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to future revenues being lower than expected; increasing competitive pressures within the industry; general economic conditions or conditions affecting the relevant industries, both domestically and internationally, being less favourable than expected. Marconi has identified certain important factors that may cause actual results to differ materially from those contained in these forward-looking statements as described in Marconi's Form 20-F annual report, Form 10-Q reports and Form 8-K reports filed with the US Securities and Exchange Commission. Marconi disclaims any obligation to publicly update or revise these forward-looking statements, whether to reflect new information or future events or circumstances or otherwise.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: May 12, 2004